THIS AGREEMENT made and dated for reference the 28th day of January, 1999

BETWEEN:

LORNE SPENCE, of Box 235, Kamloops, British Columbia;

(hereinafter referred to as "Spence")

OF THE FIRST PART AND:

,IACQUIE BLAND, of Burns Lake, British Columbia; and

DAVID ,I. CHAPMAN, of Smithers, British Columbia;

(hereinafter referred to as "Jacquie Bland" and "Chapman")

OF THE SECOND PART AND:

BOOKER GOLD EXPLORATIONS LTD., of 10th Floor - 609 West Hastings Street, Vancouver, British Columbia;

OF THE THIRD PART

WHEREAS Spence, Peter F. Bland and Chapman entered into an option agreement (the "First Agreement") dated September 2, 1992 in respect to the mineral claim located in the Omineca Mining Division of the Province of British Columbia, which are more particularly described in Schedule A and Map I attached to an Option Agreement (the "Second Agreement") between Spence and Booker dated December 5, 1992.

AND WHEREAS Peter F. Bland is deceased and Jacquie Bland has inherited the interest of Peter F. bland in the First Agreement.

AND WHEREAS the parties hereto wish to modify and amend the terms of the First Agreement and the Second Agreement.

AND WHEREAS paragraph 4 of the First Agreement and paragraph 1.1 of the Second Agreement provide for yearly payments (the "Royalty Payments").

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the payments and the premises, the mutual covenants and agreements hereinafter contained, the parties hereto have agreed and do hereby agree as follows:

1.

The parties hereto agree that in the place and stead of the Royalty Payments to be made for the years 1997, 1998 and 1999, Booker, within five (5) days of receipt of Vancouver Stock Exchange approval of this Agreement, shall issue and allot to each of Chapman and Jacquie Bland One Hundred and Fifty Thousand (150,000) common shares at a deemed price equal to the market price of the said common shares on the date of such approval.

2.

The amount of the deemed price for all of the shares so issued shall be deducted from the amount of $300,000 and the balance shall be added to the buyout payment price which is described in paragraph 19 of the First Agreement.

3.

This Agreement shall not effect the calculation or payments to be made as Royalty Payments from the year 2000 and succeeding years.

4.

The parties hereto agree that the First Agreement and the Second Agreement are in full force and effect save as provided for in this agreement.

5.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

-3-

SIGNED, SEALED AND DELIVERED by **~~JACQUIE~~ BLAND**, in the presence of:
Jackie DJC

____
Name

____
Address

____
Occupation

____
~~JACQUIE~~ BLAND
Jackie DJC

SIGNED, SEALED AND DELIVERED by **DAVID J. CHAPMAN** in the presence of:

Fred Bland
Name

Box 1015 Smithers
Address

Bus. Manager
Occupation

[signature]
DAVID J. CHAPMAN

DJC